Exhibit 10.37

XG SCIENCES, INC.

SUBSCRIPTION AGREEMENT

Ladies/Gentlemen:

XG Sciences, Inc., a Michigan corporation (the "Company") is selling in this offering (this “Offering”) up to $24,000,000 in shares of its common stock, no par value per share, at $8 per share (the “Shares”) to investors pursuant to that certain registration statement on Form S-1, as filed with the Securities and Exchange Commission and initially effective as of April 13, 2016 as may be post-effectively amended from time to time (the “Prospectus”).

1.	Subscription.

1.1            The undersigned subscriber (“Subscriber”) hereby subscribes for the number of Shares set forth on the signature page below at a purchase price of $8.00 per Share.

1.2            If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of XG Sciences, Inc., in the amount set forth on the signature page below as payment in full of the total purchase price of the Shares subscribed for.

1.3            If the undersigned in paying by wire transfer, the understand shall effect a wire transfer in the amount set forth on the signature page below as payment in full of the total purchase price of the Shares subscribed for to the bank account set forth in and in accordance with the wire instructions detailed in Exhibit A.

2.	Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

 If a resident of any of the states listed below, the undersigned meets the suitability standards of this section:

a)	Arkansas investors must meet the following criteria:

i)	A minimum annual gross income of $70,000 and a minimum net worth of $70,0000, exclusive of automobile home and home furnishings; or

ii)	A minimum net worth of $250,000 exclusive of automobile, home and home furnishings.

b)	California investors must meet the following criteria:

i)	Only “Accredited Investors” in California (as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended) may invest in this offering.

c)	Kentucky investors must meet the following criteria:

i)	A net income of at least $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or

ii)	An individual net worth, or joint net worth with that person’s spouse, in excess of $1,000,000, excluding the value of the person’s primary resident.

d)	Missouri investors must meet the following criteria:

i)	A minimum annual gross income of $70,000 and a minimum net worth of $70,0000, exclusive of automobile home and home furnishings; or

ii)	A minimum net worth of $250,000 exclusive of automobile, home and home furnishings.

iii)	No more than 10% of any one Missouri investor’s liquid net worth shall be invested in the Company’s securities.

e)	New Jersey investors must meet the following criteria:

i)	Only “Accredited Investors” in New Jersey (as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended) may invest in this offering.

f)	This offering is no longer available to New Mexico investors.

g)	Oklahoma investors must meet the following criteria:

i)	A minimum annual gross income of $70,000 and a minimum net worth of $70,0000, exclusive of automobile home and home furnishings; or

ii)	A minimum net worth of $250,000 exclusive of automobile, home and home furnishings.

h)	Pennsylvania investors must meet the following criteria:

i)	A minimum annual gross income of $70,000 and a minimum net worth of $70,0000, exclusive of automobile home and home furnishings; or

ii)	A minimum net worth of $250,000 exclusive of automobile, home and home furnishings.

i)	Vermont investors may invest pursuant to the following restrictions:

i)	Accredited investors in Vermont, as defined in 17 C.F.R. Section 230.501, may invest freely in this offering; and

ii)	Non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s “liquid net worth”, defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

2.1            This subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion. The Company may also terminate the Offering at any time.

2.2            Except as provided under applicable securities laws, this subscription is and shall be irrevocable except that (a) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (b) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder, and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations.

2.3            No U.S. federal or state agency has made any finding or determination as to the fairness of the terms of this Offering. These securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency.

2.4            The Subscriber shall have the option to accept delivery of the Shares in any of the following formats: i) the Shares may be issued in book entry format and held electronically at the Company’s transfer agent, VStock Transfer, LLC (“Transfer Agent”), ii) the Shares may be delivered, through the facilities of The Depository Trust Company, to a brokerage house, and shall be registered in such name or names and shall be in such denominations, as the Subscriber may request by written notice to the Company, or iii) the Shares may be issued via physical stock certificate. The cost of original issue tax stamps and other transfer taxes, if any, and any fees from the Transfer Agent in connection with the issuance and delivery of the Shares by the Company to the Subscriber shall be borne by the Company.

2.5            After this Offering is completed, the Company intends to seek either (i) a listing of its common stock on a securities exchange registered with the Securities and Exchange Commission (SEC) under Section 6(a) of the Securities Exchange Act of 1934, as amended, such as the NASDAQ Capital Market or the New York Stock Exchange (NYSE), or (ii) the quotation of its common stock on the OTCQB or OTCQX marketplaces operated by OTC Markets Group, Inc. (the act of achieving such listing or quotation, generally referred to hereafter as a “Public Listing”), but there can be no assurance that the Company will ever achieve a Public Listing (See Risk Factors – Risks Related to the Offering in the Prospectus). The Subscriber understands that until such time as the Company achieves a Public Listing of its Shares, a public market will not exist for the Shares and it may be difficult to sell the Shares purchased in this Offering.

3.	Governing Law; Arbitration; Venue.

3.1            This Subscription Agreement and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Michigan applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

3.2            Any litigation arising hereunder shall be instituted only in Ingham County or the state courts of the State of Michigan sitting in Ingham County. All parties agree that venue shall be proper in Ingham County for all such legal or equitable proceedings.

3.3            The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Subscription Agreement. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

3.4            If any provision of this herein shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement or the validity or enforceability of this Subscription Agreement in any other jurisdiction.

[Remainder of page intentionally left blank. Signatures to follow]

Date:

Subscriber’s Name:

Type of Subscriber:

As (check one) Individual              Tenants in Common               Partnership               Joint Tenants             Corporation            Trust         Minor with Adult Custodian under UGMA             Other

Number of Shares Subscribed For:

Purchase Price Per Share:	x $8.00

Aggregate Purchase Price:	$______________

Signature of Subscriber	Signature of Co-Subscriber
Name:	Name:
Title:	Title:

Taxpayer I.D. Number	Taxpayer I.D. Number of Co-Subscriber

Subscriber’s mailing address:	Co-Subscriber’s mailing address

Phone #:	Phone #:
Email:	Email:

Subscriber’s Election for how it would like to receive shares:

Please issue the Shares electronically in book entry format to be held at VStock Transfer, LLC, the Company’s Transfer Agent.

Please issue the Shares and deliver them electronically, through the facilities of The Depository Trust Company, to such brokerage house as indicated by the Subscriber in separate written instructions. Instructions must include name of Brokerage Firm, DTC Participant Number, Account Name and Account number.

Please issue a stock certificate for the Shares and deliver it to the Subscriber’s address above.(1)

Accepted:

XG SCIENCES, INC.

By:	Date:
Name:
Title:

(1) Subscribers are encouraged to discuss with their financial advisor(s) whether holding physical stock certificates in a public company in light of the current regulatory environment is an appropriate way to hold such securities as many brokerage houses will no longer accept physical stock certificates for deposit.

Please Return Completed Subscription Agreements To:

XG Sciences, Inc.

3101 Grand Oak Drive

Lansing, MI  48911

Attn: Philip Rose, CEO

(517) 999-5453 (ph)

(517) 703-1113 (fax)

p.rose@xgsciences.com.

EXHIBIT A

COMPANY WIRE INSTRUCTIONS

Bank Receiving Funds:	Fifth Third Bank
38 Fountain Square
Cincinnati, OH 45263
USA
513-358-5385 (Wire Dept.)

Bank Contact:	Thomas Ruis
517.342.4019

Routing/ABA Number:	042000314

SWIFT Code:	FTBCUS3C

For Credit To:	XG Sciences Inc.
3101 Grand Oak Drive
Lansing, MI 48906
USA
517.703.1110

Account Number:	XXXXXXXXXX

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